SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 23, 1999
(Date of earliest event reported)

Commission File No. 333-17801



                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                             52-2009776
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(State of Incorporation)                                 (I.R.S. Employer
                                                          Identification No.)

7485 New Horizon Way
Frederick, Maryland                                              21703
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Address of principal executive offices                        (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

                  Attached as an exhibit  are the  Computational  Materials  (as defined  in  the  no-action  letter  dated  May  21,  1994  issued  by the
      Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Donaldson, Lufkin & Jenrette Securities Corporation, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------
              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   ------------

      (99)                          Computational Materials
                                    prepared by Donaldson, Lufkin &
                                    Jenrette Securities Corporation in
                                    connection with Norwest Integrated
                                    Structured Assets, Inc. Mortgage
                                    Asset-Backed Pass-Through
                                    Certificates, Series 1999-2

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORWEST INTEGRATED STRUCTURED ASSETS, INC.

August 23, 1999

                                   By:  /s/ ALAN MCKENNEY
                                       ------------------------------------
                                        Alan McKenney
                                        Vice President

                                INDEX TO EXHIBITS



                                                              Paper (P) or
Exhibit No.             Description                           Electronic (E)
------------            -------------------------------       ---------------
   (99)                 Computational Materials                       P
                        prepared by Donaldson, Lukfin &
                        Jenrette Securities Corporation
                        in connection with Norwest
                        Integrated Structured Assets,
                        Inc. Mortgage Asset-Backed
                        Pass-Through Certificates,
                        Series 1999-2